BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated March 6, 2019 to the Summary Prospectuses and Prospectuses,

each dated April 30, 2018, as supplemented to date

On February 21, 2019, the Board of Trustees of BlackRock Funds II approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund was effective on February 22, 2019. BlackRock International Limited previously served as the sub-adviser to the Fund from October 1, 2016 through June 30, 2018.

The following changes are made to the Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Managed Income Fund—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Managed Income Fund—Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of the Prospectus entitled “Management of the Fund—BlackRock” is supplemented as follows:

BlackRock International Limited, the sub-adviser to the Fund (the “Sub-Adviser”), is a registered investment adviser organized in 1995.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides for that portion of the Fund for which the Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser will be included in the Fund’s annual shareholder report for the period ending June 30, 2019.

Shareholders should retain this Supplement for future reference.

ALLPR-MI-0319SUP